Exhibit 99.1 A Smarter Way to Sell Online INVESTOR PRESENTATION September 2023 Nasdaq: NOGN

Disclaimer Forward-Looking Statements Certain statements included in this presentation are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “would”, “seem”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “future”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology, but the absence of these words does not mean that a statement is not forward- looking. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of the Company. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: our ability to successfully implement our growth strategy on a timely basis or at all; our ability to realize the anticipated revenue and other benefits associated with new business; not effectively developing and expanding our marketing and sales capabilities; failure to maintain or grow the Company’s brand recognition; failure to improve and enhance the functionality, performance, reliability, design, security and scalability of the Company’s platform and innovate and introduce new solutions in a manner that responds to our customers’ evolving needs; needing to reduce the Company’s pricing model to remain competitive; changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K filed with the SEC on March 23, 2023 and other documents filed by the Company from time to time with the SEC. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company does not undertake any duty to update these forward-looking statements. Industry and Market Data The information, data and statistics contained herein are derived from various internal (including data that the Company has internally collected) and external third-party sources. While the Company believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. The Company has not independently verified the accuracy or completeness of the information provided by third party sources. No representation is made by the Company’s management as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any information, data or statistics on past performance or modeling contained herein is not an indication as to future performance. The Company assumes no obligation to update the information in this presentation. Trademarks The Company owns or has rights to various trademarks, service marks and trade names that it uses in connection with the operation of its businesses. This presentation may also contain trademarks, service marks, trade names and copyrights of third-parties, which are the property of their respective owners. The use or display of third-parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with the Company, or an endorsement or sponsorship by or of the Company. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate in any way that the Company will not assert to the fullest extent under applicable law their respective rights or the rights of the applicable licensor(s) to these trademarks, service marks, trade names and copyrights. 2 Nasdaq: NOGN

Disclaimer (Continued) Financial Information; Non-GAAP Financial Measures The Company prepares and presents its consolidated financial statements in accordance with U.S. GAAP. However, management believes that Adjusted EBITDA, Adjusted EBITDA margin and Net Debt, non-GAAP financial measures, provide investors with additional useful information in evaluating the Company’s performance, as these measures are regularly used by security analysts, institutional investors and other interested parties in analyzing operating performance and prospects. These non-GAAP measures are not intended to be a substitute for any U.S. GAAP financial measures and, as calculated, may not be comparable to other similarly titled measures of performance of other companies in other industries or within the same industry. The Company calculates and defines Adjusted EBITDA as net loss, adjusted to exclude: (1) interest expense, (2) income tax expense, (3) depreciation and amortization, (4) severance pay, (5) stock-based compensation, (6) facility consolidation expenses, and (7) restructuring cost. The Company calculates and defines Adjusted EBITDA margin as Adjusted EBITDA divided by net revenue. The Company calculates and defines Net Debt as total debt, less cash and cash equivalents. Adjusted EBITDA, Adjusted EBITDA margin and Net Debt are financial measures that are not required by or presented in accordance with U.S. GAAP. The Company believes that Adjusted EBITDA, Adjusted EBITDA margin and Net Debt, when taken together with the Company’s financial results presented in accordance with U.S. GAAP, provide meaningful supplemental information regarding Company’s operating performance and facilitate internal comparisons of its historical operating performance on a more consistent basis by excluding certain items that may not be indicative of the Company’s business, results of operations, or outlook. In particular, the Company believes that the use of Adjusted EBITDA, Adjusted EBITDA margin and Net Debt is helpful to its investors as they are measures used by management in assessing the health of the Company’s business and evaluating its operating performance, as well as for internal planning and forecasting purposes. Adjusted EBITDA, Adjusted EBITDA margin, and Net Debt are presented for supplemental informational purposes only, have limitations as analytical tools and should not be considered in isolation or as a substitute for financial information presented in accordance with U.S. GAAP. Some of the limitations of Adjusted EBITDA include that (1) it does not reflect capital commitments to be paid in the future, (2) although depreciation and amortization are non-cash charges, the underlying assets may need to be replaced and Adjusted EBITDA does not reflect these capital expenditures, (3) it does not reflect tax payments that may represent a reduction in cash available to us and (4) it does not include certain non- recurring cash expenses that the Company does not believe are representative of its business on a steady-state basis. Some of the limitations of Adjusted EBITDA margin include that there may exist differences between cash and non-cash operating performance measures and views of business performance. Adjusted EBITDA, Adjusted EBITDA margin and Net Debt may not be comparable to similarly titled measures of other companies because they may not calculate Adjusted EBITDA, Adjusted EBITDA margin or Net Debt in the same manner, limiting their usefulness as comparative measures. Because of these limitations, when evaluating the Company’s performance, you should consider Adjusted EBITDA, Adjusted EBITDA margin and Net Debt alongside other financial measures, including the Company’s net loss and other results stated in accordance with U.S. GAAP. In reliance on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K, the Company has not reconciled the forward-looking Adjusted EBITDA, Adjusted EBITDA margin or Net Debt guidance included above to the most directly comparable GAAP measures because the comparable GAAP measures are not accessible on a forward-looking basis and the Company is unable to provide such reconciliations, without unreasonable effort, due to the inherent difficulty in predicting, with reasonable certainty, the future impact of items that are outside the control of the Company or otherwise non-indicative of its ongoing operating performance. Preparation of such reconciliations would require a forward-looking balance sheet, statement of income and statement of cash flow, prepared in accordance with GAAP, and such forward-looking financial statements are unavailable to the Company without unreasonable effort. For the same reasons, the Company is unable to address the probable significance of the unavailable information.. 3 Nasdaq: NOGN

About Us Nogin is the OUTSOURCED ecommerce growth solution every company deserves Our company mission is to help brands compete with Big Retail without the time, expense, and headaches that come with DIY solutions. Nogin stands as a leading end-to-end ecommerce solution provider, empowering global brands with cutting- edge technology, robust infrastructure, and industry expertise to outsmart and outperform the competition. 4 Nasdaq: NOGN

Over a Decade of Managing Ecommerce for Global Brands FAST FACTS EXPERIENCE ● Founded 2010● Apparel ● HQ: LA | NYC● Footwear ● 200+ Employees● Active Lifestyle ● 40+ Managed Brands● Health & Beauty ● Home Furnishings ● Consumer Products 5 Nasdaq: NOGN Orange County | Los Angeles | Pittsburgh | New York

Investor Highlights ● Innovative Commerce-as-a Service (CaaS) platform enhances existing ecommerce platforms to maximize efficiency and profitability ● Rapid deployment (within 60 days) of new ecommerce platforms enhance sales, service level and branding value ● Operational and technological efficiencies yield sales increases as high as 40% in the first year for many clients ● Revenue model is to take a percentage of sales ● Experienced management team optimizing the company’s operations and financials ● New channels to market coming on-line in 2H 2023, beginning with RSM Consulting ● CaaS business, now representing 50% of new bookings (vs. 33% historically), is expected to drive margins higher in 2023-2024 6 Nasdaq: NOGN

Nogin Delivers a Configurable, Purpose- Built Solution that Works + + TECH TALENT TACTICS In the ecommerce world, the Hiring (and retaining) is a Ecommerce is constantly wrong technology can stifle massive challenge, but Nogin evolving, making it hard to keep growth. Nogin’s Intelligent extends the reach and up with effective tactics. With Commerce technology boosts capabilities of your own team insights gained from managing sales with enterprise-level with experts who have the over 40 brands, Nogin deploys personalization features and is experience, tools and know- strategies that will drive traffic, pre-integrated with all the top how to execute across every boost conversions, and fuel apps that drive growth. discipline, when needed. long-term growth. 7 Nasdaq: NOGN

Nogin Commerce-as-a-Service (CaaS) With CaaS, brands gain access to state-of-the-art Intelligent Commerce technology, a team of experts across essential functions (marketing, strategy, operations and logistics), and deep ecommerce expertise. Intelligent Commerce technology extends the capabilities of Shopify Plus, providing next-level growth without next-level cost or complexity. 8 Nasdaq: NOGN

D2C is Hard — CaaS Makes it Easy …and simplifies it into a custom Nogin takes all this complexity… solution tailored to your needs 9 Nasdaq: NOGN

CaaS Provides a Holistic Approach With Aligned Interests Lower Marketing Spend Rather than focus solely on ranking, impressions, 1. CPC + DISCOVERY the top of the sales funnel, sessions Nogin takes a holistic uniques, bounces, page approach, ensuring that 2. CTR + CONSIDERATION views, duration the CAC and CLV are avg order value, UPT, aligned. Nogin delivers a 3. CAC + CONVERSION abandonment, ROAS level of performance reach units per transaction, and caps that brands can’t 4. CLV + RETENTION frequency, time to LTV cost-justify, but that they need to compete. subscriber rates, referrals, 5. NPS + ADVOCACY reviews, posts Higher Conversion Rate 10 Nasdaq: NOGN

Nogin’s Economic Model Aligns Cost + Growth + Efficiency A simple fee structure based on a Revenue Y1 Y2 Y3 Growth Acquisition percentage of net revenue covers 39% YR1 Retention Nogin’s platform, people, on average processes, and best practices. Optional services, such as logistics Margins and customer service, are priced on a per-transaction basis. Acq Cost There are no upfront costs for Discounts website design, replatforming, or data transfers. 7–11 Pts Shipping Efficiency Returns 11 Nasdaq: NOGN

(1) Amplified Impact on Managed Brands Nogin consistently implements the right strategies, such as optimizing product listings, leveraging data insights, and engaging in targeted marketing campaigns, creating a cohesive and compelling customer experience. As the positive effects compound over time, the result is often a substantial boost in revenue and sustainable long-term growth. 63% Higher 33% Higher 18% Higher 31% Less 18% Less Free CTR ROAS AOV Discounting Shipping (1) Each metric presented is an average and not an indication of future results of a particular customer. 12 Nasdaq: NOGN

Nogin’s CaaS Collaboration Model The experts at Nogin ensure that the complex aspects of running an ecommerce business are handled, while clients’ teams are free to focus on things truly strategic to their brand. SMS SITE MERCHANDISING ORGANIC SOCIAL SEO EMAIL COMPLIANCE PROMOTIONS BRANDING CREATIVE CONTACT PHOTOGRAPHY FRAUD CENTER PAYMENTS REVIEWS CONTENT APPROVALS PLATFORM MEDIA SHIPPING PRICING ANALYTICS WMS TAXES PAID PRODUCT SOCIAL OMS STORE PERSONALIZATION INVENTORY RETURNS FULFILLMENT DESIGN MGMT PLANNING LIFESTYLE PHOTOGRAPHY SEGMENTATION INTEGRATIONS AFFILIATES CUSTOMER DATA PLATFORM STRATEGY UX DESIGN LOYALTY FRONT-END DEV BRAND 13 Nasdaq: NOGN

Flex Commerce: Fully-Managed Tech & Fractional Access Services After over a decade of providing fully- SELF-SERVICE FULLY-MANAGED TECH managed, end-to-end eCommerce PLATFORM - SEGMENTATION - CDP - AI OPTIMIZATION - MULTI-CHANNEL services, Nogin introduced Flex Commerce in 2022. This new hybrid SELF-SERVICE FULLY-MANAGED MKTG model offers full access to Nogin's CREATIVE - SEO - SOCIAL - AFFILIATES - EMAIL - SMS - LOYALTY enterprise-level commerce technology with a fractional access services SELF-SERVICE FULLY-MANAGED DATA overlay. Brands now have the freedom to choose between fully-managed, in- A/B TESTING - ANALYTICS - EMAIL - SECURITY - PERFORMANCE house, or a mix of both without worrying about technology integration SELF-SERVICE FULLY-MANAGED OPS and operations. CALL CENTER - WAREHOUSE - FULFILLMENT - PLANNING - COMPLIANCE 14 Nasdaq: NOGN

FULLY DEDICATED


Brand Manager
Marketing Manager

Nogin Experts: A Powerful Extension of Your Team

Most brands simply can't cost-justify dedicated specialists across every function. Small teams are spread thin-often wearing multiple hats and guessing. Nogin's team extends the reach and capabilities of your team with fractional, on-demand access to experts who have the experience, tools and know-how to execute across every discipline.

FRACTIONAL ACCESS


VP Brand Strategist
Photog
SEO Specialist
Email Specialist
Social Strategist
Tax Manager
Senior Copywriter
Catalog Manager
Front-End Developer
BackEnd Developer
Site Operations
Senior Designer
Fraud Specialist
Logistics Lead
Data Analyst

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Shared Infrastructure + Fractional Access Makes the Impossible Possible

SUCCESSFUL CLIENT CASE STUDIES


BETTER OUTCOMES
KENNETH COLE
Drove 25% higher conversion and 18% higher AOV in 3 months


MOVING FROM MARKETPLACE TO D2C
DENOVO
Building a fully managed DTC channel to grow online sales


IMPOSSIBLE TIMELINES
SCOTCH & SODA
Completed migration from SalesForce to Intelligent Commerce in 11 days


ACCELERATING EFFICIENCY
A Global Electronics Company
Deployed consumer grade B2B OMS to grow sales and shrink support costs


MULTI-CHANNEL EXECUTION
CWS
CLEANWORKSUPPLY
Developed multi-brand industrial and safety product marketplace

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Financial Snapshot (Nasdaq: NOGN) ● > $29 Million Year to Date CaaS bookings* vs. $3 Million in Full Year 2022 ● Significant Customer Count Increase in 2023 through new bookings ● Expected 2023 Net Revenue of $50M-$55M with inflection to Adjusted EBITDA-positive in Q4 ● Expected 2024 Net Revenue Growth of 40% with EBITDA Margin of 10%-15% * Bookings are calculated by management based on % of expected revenues on each engagement during the first year of each of those new customers coming online calculated based on historical information and forecasts for future product sales on the Nogin platform 17 Nasdaq: NOGN

Executive Management Team Jon Huberman, Chief Executive Officer, President and Chairman of the Board Mr. Huberman has over 25 years of high-tech business leadership experience, spanning business development, capital raising and executive leadership, both public and private, including at Ooyala, a provider of media workflow automation, delivery and monetization solutions, Syncplicity, a SaaS enterprise data management company, Tiburon, an enterprise software company serving the public safety sector, and Iomega Corp (NYSE:IOM). In addition to his experience leading turnarounds and exits at five technology companies, Mr. Huberman spent nine years as an investor for the Bass Family interests where he led investments in private and public companies Mr. Huberman holds a Bachelor of Arts in Computer Science from Princeton University and an MBA from The Wharton School at the University of Pennsylvania. Shahriyar Rahmati, Chief Operating Officer and Chief Financial Officer Mr. Rahmati has over twenty years of experience in various executive-level roles across several industries. From September 2020 until August 2022, Mr. Rahmati served as Principal of RSM US LLP. Previously, he served as Chief Operating Officer of RugsUSA from December 2018 to March 2020 and as Managing Director and Head of Portfolio Operations for Comvest Partners from July 2016 to December 2018. Prior to that, Mr. Rahmati was a Principal at the Gores Group and an Operating Partner at Graham Partners. He holds an MBA from Massachusetts Institute of Technology and a B.A. in Economics from New York University. 18 Nasdaq: NOGN

THANK YOU Investor Inquiries: Media Inquiries CORE IR CORE IR Peter Seltzberg Jules Abraham peters@coreir.com julesa@coreir.com www.nogin.com Nasdaq: NOGN